FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

                            GENESEE & WYOMING INC.
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            (Exact name of registrant as specified in its charter)

         DELAWARE                 001-31456                06-0984624
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(State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)          File Number)         Identification No.)

         66 FIELD POINT ROAD, GREENWICH, CT                          06830
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         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (203) 629-3722

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The information set forth under Item 2.01 "COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS" under the "FINANCING OF ACQUISITION" subheading concerning the Senior Notes (as defined therein) is incorporated herein by reference.


ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         ACQUISITION OF ASSETS. Pursuant to the terms of a Securities Purchase Agreement (the "Agreement"), dated as of May 25, 2005, by and among two wholly-owned subsidiaries of Genesee & Wyoming Inc. ("GWI"), RP Acquisition Company One, a Delaware corporation ("RP GP Buyer"), and RP Acquisition Company Two, a Delaware corporation ("RP LP Buyer" and together with RP GP Buyer, the "Buyers"), Rail Management Corporation, a Delaware corporation ("RMC"), Durden 1991 Family Gift Trust, a Florida trust (the "91 Family Gift Trust"), Durden 1991 Family Discretionary Trust, a Florida trust (the "Discretionary Trust"), Durden 1991 Family Trust, a Florida trust (the "Family Trust"), K. Earl Durden 1991 Gift Trust, an Alabama trust (the "Gift Trust"), Durden 1996 Family Gift Trust, a Florida trust (the "96 Family Gift Trust", together with the 91 Family Gift Trust, the Discretionary Trust, the Family Trust and the Gift Trust, the "Trusts", and together with RMC, the "Sellers"), effective June 1, 2005, the Buyers own, directly or indirectly, all of the partnership interests of Rail Partners, L.P., a Delaware limited partnership ("RPLP"), all of the issued and outstanding shares of each of Evansville Belt Line Railroad, Inc., an Indiana corporation ("Evansville"), Grizzard Transfer Company, Inc., a Georgia corporation ("Grizzard"), and KWT Railway, Inc., a Tennessee corporation ("KWT", and together with Evansville and Grizzard, the "QSubs"), all of the membership interests in each of AN Railway, L.L.C., a Florida limited liability company ("ANR"), The Bay Line Railroad, L.L.C., an Alabama limited liability company ("Bay Line"), Western Kentucky Railway, L.L.C., a Commonwealth of Kentucky limited liability company ("WKR"), Rail Switching Services, L.L.C., a Delaware limited liability company ("Rail Services"), M&B Railroad, L.L.C., an Alabama limited liability company ("M&B"), and Riceboro Southern Railway, LLC, a Georgia limited liability company ("Riceboro", and together with ANR, Bay Line, Rail Services, M&B and WKR, the "Railroad LLCs") and all of the partnership interests in each of Atlantic & Western Railway, Limited Partnership, a North Carolina limited partnership ("AWR"), East Tennessee Railway, L.P., a Tennessee limited partnership ("ETR"), Galveston Railroad, L.P., a Texas limited partnership ("Galveston"), Georgia Central Railway, L.P., a Georgia limited partnership ("GCR"), Little Rock & Western Railway, L.P., an Arkansas limited partnership ("LRW"), Tomahawk Railway, Limited Partnership, a Wisconsin limited partnership ("Tomahawk"), Valdosta Railway, L.P., a Georgia limited partnership ("Valdosta"), and Wilmington Terminal Railroad, Limited Partnership, a North Carolina limited partnership ("WTR", together with AWR, ETR, Galveston, GCR, LRW, Tomahawk and Valdosta, the "Railroad LPs", and together with RPLP, the QSubs and the Railroad LLCs, the "Acquired Entities"). No material relationship exists between the Sellers and GWI or any of its affiliates, any director or officer of GWI, or any associate of any such director or officer. The purchase price was $243 million, which amount is subject to adjustment post-closing based on the working capital of the Acquired Entities and their subsidiaries on the closing date. The Acquired Entities had approximately $1.7 million of non-interest bearing debt at closing. The purchase price was determined on an arm's-length negotiated basis.

         DESCRIPTION OF ACQUIRED ASSETS. Founded in 1980, RMC, headquartered in Panama City Beach, Florida, is an operator of short line railroads. The business being acquired is composed of fourteen principal rail operations with locations throughout the South and Southeast United States, including Florida, Alabama, Mississippi, Georgia, Arkansas, Texas, North Carolina, Tennessee and Kentucky. There is also one rail property located in Wisconsin. The main operations are composed of: (i) five former industrial railroads serving the paper and forest products industry, (ii) seven short line railroads, and (iii) two port railroads. RMC operates over 928 miles of track, with 88 locomotives and 1,751 freight cars. The railroads handle approximately 170,000 annual carloads, with approximately 50% of its customers being in the paper and forest products industry.

         FINANCING OF ACQUISITION. GWI financed the $243 million cash purchase price by (x) expanding the size of its senior revolving credit facility from $150 million to $225 million and drawing down $118 million under such facility at an initial borrowing rate of LIBOR plus 1.375% and (y) completing a private placement of $125 million 10-Year Senior Floating Rate Notes ("Senior Notes"), which have an initial borrowing rate of LIBOR plus 0.85%. Following the acquisition, GWI has approximately $107 million of remaining capacity under its senior revolving credit facility, which will be available for general corporate purposes, including acquisitions. The initial purchaser of the Senior Notes is an affiliate of Banc of America, N.A., which is the administrative agent of GWI's senior credit facility. The Senior Notes were issued pursuant to a supplement (the "First Supplement") to the Note Purchase Agreement, dated as of November 12, 2004 (the "NPA"), and, except as set forth in the First Supplement, are subject to the same terms, conditions and covenants as those contained in the NPA. The Senior Notes are unsecured but are guaranteed by substantially all of GWI's U.S. subsidiaries. This summary is qualified in its entirety by reference to the text of the NPA and the First Supplement, which are incorporated herein by reference and are included as Exhibits 99.2 and 99.3 to this Current Report.


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The information set forth under Item 2.01 "COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS" under the "FINANCING OF ACQUISITION" subheading is incorporated herein by reference.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 5.02(b) Resignation of a Director

         On June 3, 2005, Mr. Anestis, in connection with his retirement from Florida East Coast Industries, Inc., submitted his letter of resignation from the Board, which was accepted. There were no disagreements between Mr. Anestis and GWI regarding GWI's operations, policies or practices. The Board expressed its sincere appreciation for Mr. Anestis's excellent contributions during his services as a director of GWI.


ITEM 9.01 EXHIBITS

Exhibit No.                 Description

99.1 Securities Purchase Agreement, dated as of May 25, 2005, by and among Rail Management Corporation, Durden 1991 Family Gift Trust, Durden 1991 Family Discretionary Trust, Durden 1991 Family Trust, K. Earl Durden 1991 Gift Trust, Durden 1996 Family Gift Trust, RP Acquisition Company One and RP Acquisition Company Two (incorporated by reference to Exhibit 99.1 to the Current Report 8-K filed by Genesee & Wyoming Inc. on June 1, 2005)

99.2 Note Purchase Agreement, dated as of November 12, 2004 (incorporated by reference to Exhibit 10.2 to the Current Report 8-K filed by Genesee & Wyoming Inc. on November 18, 2004)

99.3 First Supplement to Note Purchase Agreement, dated as of June 1, 2005.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GENESEE & WYOMING INC.


                                       By: /S/ ADAM B. FRANKEL
                                           --------------------------------
                                           Name:  Adam B. Frankel
                                           Title: Senior Vice President,
                                                  General Counsel & Corporate
                                                  Secretary

Dated:  June 3, 2005